                            FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549






                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported)
                          May 23, 1997



                 THE MAY DEPARTMENT STORES COMPANY
     (Exact name of Registrant as specified in its charter)

   Delaware                   I-79               43-1104396
(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)



  611 Olive Street, St. Louis, Missouri               63101
(Address of principal executive offices)           (Zip code)



       Registrant's telephone number, including area code:
                          (314) 342-6300

Item 5.   Other Events.

Submission of Matters to a Vote of Security Holders

     The annual meeting of shareowners of Registrant was held on May 23, 1997, in St. Louis, Missouri. At the annual meeting, action was taken with respect to:

(i)  the election of four directors of Registrant;

                                                Authority
                              For                Withheld

Jerome T. Loeb               213,010,372           1,558,353
Russell E. Palmer            212,971,095           1,597,630
Michael R. Quinlan           213,060,240           1,508,485
William P. Stiritz           212,836,934           1,731,791

(ii) a ratification of the appointment of Arthur Andersen LLP as independent auditors (212,839,687 votes in favor, 623,238 votes against and 1,105,800 votes abstained);

(iii)    a proposal relating to a classified Board of Directors
         (88,771,147 votes in favor, 109,517,590 votes against, 2,163,872 votes abstained and there were 14,116,116 broker non-votes);

(iv)     a proposal relating to vendor standards of conduct
         (11,642,591 votes in favor, 174,488,170 votes against, 14,320,848 votes abstained and there were 14,117,116 broker non-votes);

(v) a proposal relating to a by-law amendment relating to shareowner rights plans (82,684,755 votes in favor, 109,701,397 votes against, 8,065,457 votes abstained and there were 14,117,116 broker non-votes).

     All proposals were set forth and described in detail in the Notice of Annual Meeting and Proxy Statement of Registrant dated April 17, 1997 and the Supplemental Proxy Statement of Registrant dated May 2, 1997, both as filed with the Securities and Exchange Commission pursuant to Rule 12b-23(b).

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               THE MAY DEPARTMENT STORES COMPANY



Dated:  June 9, 1997           By:    /s/  Richard A. Brickson
                               Richard A. Brickson
                               Secretary and Senior Counsel